UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                               FORM 8-K

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES  EXCHANGE ACT OF 1934

    Date of Report (date of earliest event reported) December 29, 1997

                  BENEFICIAL MORTGAGE SERVICES, INC.
                              (Depositor)


               BENEFICIAL HOME EQUITY LOAN TRUST 1997-2
           (Issuer in Respect of the Beneficial Home Equity
            Loan Asset Backed Certificates, Series 1997-2)

        (Exact name of registrant as specified in its charter)

   New York (Issuer)         333-21511          13-3973303 (Issuer)
    (State or other       (Commission File      (I.R.S. Employer
    jurisdiction of           Number)                  Identification No.)
   incorporation or
     organization)

   c/o 301 North Walnut Street
        Wilmington, Delaware                       19801
 (Address of principal executive                (Zip Code)
             offices)

  Registrant's telephone number, including area code:  (302) 425-2500


     (Former name or former address, if changed since last report)
                                 NONE










Item 7.  Financial Statements and Exhibits

Exhibit 20.1   Beneficial  Home Equity Loan Asset Backed  Certificates,
               Series   1997-2  Statement  to Certificateholders  dated
               December 29, 1997.




                              SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of Beneficial Home Equity Loan Trust 1997- 2 by the undersigned, thereunto duly authorized.



                    BENEFICIAL HOME EQUITY LOAN TRUST 1997-2
                              Registrant

                    By:  Beneficial Mortgage Services, Inc.
                              (Depositor)




                    By:  /s/ Richard J. Zak_________
                         Richard J. Zak
                          Vice President and Controller



January 5,  1998

                             Exhibit Index
Exhibit
Number                   Exhibit

20.1      Beneficial Home Equity Loan Asset Backed Certificates,
          Series 1997-2 Statement to Certificateholders dated  December 29,
          1997.

Exhibit 20.1

               STATEMENT TO CERTIFICATEHOLDERS

Beneficial Mortgage Services, Inc. Current Collection Period: 28-Oct-97 to 27-Nov-97
Beneficial Home Equity Loan Asset Backed Certificates P&S Agreement Date:
01-Sep-97
     Class A Certificates, Series 1997-2
     Class M Certificates, Series 1997-2 Original Settlement Date:16-Sep-97 Class B Certificates, Series 1997-2 Distribution Date:29-Dec-97
                                         Stepdown Date: 28-Sep-00
                                         Senior Enhancement Pct:  9.812%

               1 Month LIBOR 5.68750%

               Class A Pass-Through Rate (1 mo LIBOR + 12 bps) 5.80750% Class M Pass-Through Rate (1 mo LIBOR + 25 bps) 5.93750% Class B Pass-Through Rate (1 mo LIBOR + 36 bps) 6.04750%

 Distribution to Holders of Class A Certificates (per Certificate with a $1,000 denomination)

      1 i.     Amount Allocable to Class A Principal                 32.765752



      2 i.     Amount Allocable to Class A Interest                   4.630454
        ii.    Amount Allocable to Class A  Interest  Shortfall       0.000000
        iii.   Amount Allocable to Class A Unpaid  Interest Shortfall 0.000000
        iv.   Remaining Class A Unpaid  Interest Shortfall After
               Such Distribution                                     0.000000

Distribution to Holders of Class M Certificates
(per Certificate with a $1,000 denomination)

      3 i.     Amount of Class M Principal                           0.000000
        ii.     Amount Allocable to Class M Amortization of
                Liquidated Loan Loss                                 0.000000
        iii.    Remaining Class M Amortization of Liquidated
                 Loan Loss Amount After Such Distribution            0.000000

      4 i. Amount Allocable to Class M Interest                      5.112847
       ii. Amount Allocable to Class M Interest  Shortfall           0.000000
      iii.  Amount  Allocable to Class M Unpaid Interest Shortfall   0.000000

      5 i.    Amount of Class M Amortization of Liquidated Loan Loss 0.000000





Distribution to Holders of Class B Certificates (per Certificate with a $1,000 denomination)

     6 i.    Amount of Allocable to Class B Principal                 0.000000
       ii.    Amount of Class B Amortization of Liquidated Loan Loss  0.000000
       iii.   Remaining Class B Amortization of Liquidated Loan Loss
              After Such Distribution                                 0.000000

      7 i.    Amount Allocable to Class B Interest                    5.207569
        ii.    Amount Allocable to Class B Interest  Shortfall        0.000000
        iii.   Amount Allocable to Class B Unpaid Interest Shortfall  0.000000
        iv.   Remaining Class B Unpaid Interest Shortfall After
               Such Distribution                                      0.000000

      8 i.     Amount of Class B Amortization of Liquidated Loan Loss 0.000000

      9 i.     Monthly Excess Cashflow                         3,254,034.44
         ii.    Overcollateralization Amount                   7,873,585.53
         iii.   Targeted Overcollateralization Amount         16,800,369.40
         iv.   Overcollateralization Amount for
               Such Distribution Date                         11,127,619.97
         v.    Overcollateralization Release Amount                    0.00
         vi.   Principal Distribtution Amount                 20,862,116.28
         vii.  Extra Principal Distribution Amount             3,254,034.44

     10        Ending Class A Certificate Balance            657,379,420.30
     11        Ending Class A Principal Factor                   89.3157930%

     12        Ending Class M  Certificate Balance             36,000,000.00
     13        Ending Class M  Principal Factor                  100.000000%

     14  i.     Class M Applied Liquidated Loan Loss Amount            0.00
        ii.    Class M Liquidated  Loan Loss Amortization Amount       0.00
       iii.   Class M Unpaid Liquidated Loan Amount                    0.00

     15        Ending Class B Certificate Balance                28,000,000
     16        Ending Class B Principal Factor                   100.000000%

     17  i.          Class B Applied Liquidated Loan Loss Amount       0.00
        ii.   Class B Liquidated Loan Loss Amortization Amount         0.00
       iii.  Class B Unpaid Liquidated Loan Amount                     0.00

     18  i.   Ending Pool Number of  Loans                            13,075
         ii.  Ending Pool Balance                             732,507,040.27

     19   i.     Number of Mortgage Loans 30 to 59 Days Delinquent       492
          ii.    Aggregate Principal Balances of Mortgage Loans
                   30 to 59 Days Delinquent                    29,578,316.96
         iii.   Number of Mortgage Loans 60 or More Days Delinquent     112
          iv.   Aggregate Principal Balances of Mortgages 60 or
                   More Days Delinquent                         7,847,979.73

     20    i.   Number of Properties Acquired Through Foreclosure          0
          ii.   Book Value of Real Estate Aquired Through
                   Foreclosure or Grant of a Deed                       0.00
         iii.  Liquidated Home Equity Loan Losses for the Period        0.00
          iv.  Applied Liquidated Loan Loss Amount                      0.00
           v.   Cumulative Liquidated Loan Losses                       0.00